UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

November 13, 2008
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DEVRY INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Lane, Suite 1000 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 13, 2008, DeVry Inc. (the “Company”) announced that Harold T. Shapiro, Ph.D., a director since 2001, was elected as Board Chair at the Company’s annual meeting of stockholders. Shapiro succeeds Dennis J. Keller, who had previously announced his retirement.  The Company also announced that Lisa W. Pickrum has been elected to the Company’s Board of Directors at the Company’s annual meeting of stockholders. Along with Dennis Keller, Frederick A. Krehbiel retired from the Board, rather than seeking re-election. A copy of the Company’s press release announcing the board changes is furnished as Exhibit 99.1 to this Report and is incorporated by reference into this item.

Item 9.01  Financial Statements and Exhibits.

99.1	Press Release dated November 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date:                                                  November 13, 2008                                                                         By:              /s/ Richard M. Gunst
 Richard M. Gunst
  Senior Vice President, Chief Financial Officer
 and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 13, 2008.